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HERE'S WHAT WE LIKE TO SEE:
THE PERCENTAGES PER TABLE SHOULD ADD UP TO 100% (DENOMINATOR = CORRESPONDING
AGGREGATE COLLATERAL POOL BALANCE)

FOR EXAMPLE, IF THE COLLATERAL MATICES ARE FOR GROUP II COLLATERAL, DENOMINATOR
TO BE USED FOR ALL THE % SHOULD BE AS OF AGGREGATE GROUP II COLLATERAL BALANCE)

FICO & DOCUMENTATION                                                                                                           100
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FICO SCORE                   FULL DOC       LIMITED DOC    STATED DOC    ALL DOCS     AVG PRIN BAL     CURRENT LTV
---------------------------------------------------------------------------------------------------------------------

(50 increment)
0 - 499                              0.00            0.00          0.00        0.00                -               0
500-550                              9.52            0.31          3.20       13.04          142,306           74.33
551-600                             11.68            0.19          6.32       18.34          152,396           78.98
601-650                             16.20            1.12         12.36       30.09          159,713           82.02
651-700                              9.15            0.46         13.44       23.18          174,839           81.48
701-750                              3.55            0.23          6.98       10.79          198,160           79.62
751-800                              2.03            0.04          2.43        4.55          197,538           76.46
801-850                              0.01            0.00          0.00        0.01           55,700            12.8
TOTAL                               52.15            2.34         44.72      100.00          163,770           79.82
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LTV & FICO
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CURRENT LTV        FICO NA     FICO 500-550       551-600        601-650      651-700    701-750      751-800      801-850    TOTAL
------------------------------------------------------------------------------------------------------------------------------------
(10 increment)

..01 - 10.00        0.00             0.00            0.00          0.00        0.00          0.00        0.00       0.00         0.00
10.01-20           0.00             0.00            0.02          0.01        0.00          0.00        0.00       0.01         0.04
20.01-30           0.00             0.04            0.10          0.06        0.08          0.02        0.01       0.00         0.31
30.01-40           0.00             0.16            0.07          0.18        0.03          0.11        0.02       0.00         0.57
40.01-50           0.00             0.45            0.38          0.42        0.17          0.22        0.25       0.00         1.90
50.01-60           0.00             0.85            0.73          1.02        0.66          0.43        0.44       0.00         4.13
60.01-70           0.00             2.79            2.83          1.73        1.60          1.10        0.23       0.00        10.27
70.01-80           0.00             5.38            5.83         13.30       12.43          5.45        2.47       0.00        44.86
80.01-90           0.00             3.32            7.29          8.38        4.89          1.95        0.87       0.00        26.70
90.01-100          0.00             0.06            1.09          4.99        3.32          1.50        0.27       0.00        11.23
TOTAL              0.00            13.04           18.34         30.09       23.18         10.79        4.55       0.01       100.00
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PRIN BALANCE & FICO
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PRIN BALANCE             FICO NA      FICO 500-550       551-600      601-650   651-700   701-750   751-800      801-850     TOTAL
------------------------------------------------------------------------------------------------------------------------------------

(50,000 increments)
$1 - $50,000             0.00             0.41            0.51        0.95        0.61     0.18       0.08       0.00          2.73
$50,001 - $100,000       0.00             2.28            2.62        3.16        1.77     0.69       0.27       0.01         10.80
$100,001 - $150,000      0.00             2.27            2.98        5.12        3.12     1.26       0.58       0.00         15.33
$150,001 - $200,000      0.00             2.43            2.97        3.92        3.48     1.61       0.41       0.00         14.82
$200,001 - $250,000      0.00             1.74            3.14        4.00        3.25     0.97       0.55       0.00         13.65
$250,001 - $300,000      0.00             1.50            1.97        3.80        3.28     1.32       0.78       0.00         12.66
$300,001 - $350,000      0.00             0.78            1.07        2.06        2.51     1.55       0.49       0.00          8.46
$350,001 - $400,000      0.00             0.50            0.78        2.49        1.46     0.76       0.58       0.00          6.58
$400,001 - $450,000      0.00             0.36            0.51        1.67        1.39     0.72       0.28       0.00          4.93
$450,001 - $500,000      0.00             0.25            0.25        0.98        1.14     0.91       0.33       0.00          3.86
$500,001 - $550,000      0.00             0.00            0.28        0.63        0.54     0.09       0.00       0.00          1.53
$550,001 - $600,000      0.00             0.29            0.79        0.50        0.29     0.39       0.10       0.00          2.36
$600,001 - $650,000      0.00             0.11            0.22        0.32        0.33     0.33       0.00       0.00          1.30
$650,001 - $700,000      0.00             0.00            0.12        0.23        0.00     0.00       0.12       0.00          0.47
$700,001 - $750,000      0.00             0.13            0.00        0.12        0.00     0.00       0.00       0.00          0.25
$750,001 - $800,000      0.00             0.00            0.13        0.14        0.00     0.00       0.00       0.00          0.27
TOTAL                    0.00            13.04           18.34       30.09       23.18    10.79       4.55       0.01        100.00
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PREPAYMENT PENALTY & FICO
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PREPAYMENT PENALTY TERM     FICO NA       FICO 500-550       551-600     601-650   651-700   701-750   751-800  801-850     TOTAL
------------------------------------------------------------------------------------------------------------------------------------

(whatever increments)
0                            0.00             1.64            2.21          3.28     2.67     1.12     0.43        0.00      11.35
1                            0.00             0.00            0.00          0.00     0.01     0.00     0.00        0.00       0.01
12                           0.00             0.40            0.78          1.33     1.50     0.57     0.43        0.01       5.03
24                           0.00             9.46           12.14         18.49    12.80     5.74     1.86        0.00      60.49
30                           0.00             0.00            0.00          0.00     0.00     0.03     0.00        0.00       0.03
36                           0.00             1.51            3.21          6.98     6.16     3.23     1.82        0.00      22.91
60                           0.00             0.03            0.00          0.01     0.04     0.10     0.00        0.00       0.18
TOTAL:                       0.00            13.04           18.34         30.09   23.18    10.79     4.55        0.01     100.00
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MORTG RATES & FICO
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MORTG RATES                 FICO NA        FICO 500-550    551-600       601-650   651-700   701-750   751-800   801-850      TOTAL
------------------------------------------------------------------------------------------------------------------------------------

(50 bps increment)
4.001 - 4.5%                 0.00             0.00           0.00          0.03      0.00      0.00     0.05        0.00       0.08
4.501 - 5.0%                 0.00             0.00           0.04          0.10      0.17      0.24     0.11        0.01       0.66
5.001 - 5.5%                 0.00             0.00           0.11          0.55      0.74      0.59     0.81        0.00       2.81
5.501 - 6.0%                 0.00             0.03           0.71          2.48      3.10      1.47     0.76        0.00       8.55
6.001 - 6.5%                 0.00             0.17           0.86          5.35      4.04      2.45     0.79        0.00      13.67
6.501 - 7.0%                 0.00             0.71           2.97          5.88      7.36      3.16     1.20        0.00      21.29
7.001 - 7.5%                 0.00             1.40           2.85          4.71      2.65      1.07     0.46        0.00      13.14
7.501 - 8.0%                 0.00             2.07           2.69          4.94      2.43      0.73     0.10        0.00      12.96
8.001 - 8.5%                 0.00             1.66           2.58          2.02      0.89      0.28     0.05        0.00       7.48
8.501 - 9.0%                 0.00             1.99           1.72          1.71      0.79      0.15     0.02        0.00       6.39
9.001 - 9.5%                 0.00             1.42           1.24          0.63      0.22      0.05     0.00        0.00       3.56
9.501 - 10.0%                0.00             1.41           1.18          0.64      0.26      0.37     0.14        0.00       4.01
10.001 - 10.5%               0.00             1.12           0.68          0.31      0.17      0.06     0.02        0.00       2.36
10.501 - 11.0%               0.00             0.74           0.32          0.30      0.22      0.13     0.03        0.00       1.73
11.001 - 11.5%               0.00             0.20           0.24          0.22      0.09      0.03     0.00        0.00       0.79
11.501 - 12.0%               0.00             0.09           0.11          0.13      0.02      0.00     0.00        0.00       0.35
12.001 - 12.5%               0.00             0.02           0.04          0.07      0.00      0.00     0.00        0.00       0.14
12.501 - 13.0%               0.00             0.00           0.00          0.02      0.00      0.00     0.00        0.00       0.02
13.001 - 13.5%               0.00             0.00           0.00          0.01      0.00      0.00     0.00        0.00       0.01
TOTAL                        0.00            13.04          18.34         30.09     23.18     10.79     4.55        0.01     100.00
------------------------------------------------------------------------------------------------------------------------------------

MORTG RATES & LTV
------------------------------------------------------------------------------------------------------------------------------------
MORTG RATES                .01-10    10.01-20     20.01-30    30.01-40  40.01-50  50.01-60   60.01-70   70.01-80  80.01-90    TOTAL
------------------------------------------------------------------------------------------------------------------------------------

(50 bps increment)
4.001 - 4.500               0.00        0.00         0.00       0.00     0.00        0.05      0.00      0.03       0.00        0.08
4.501 - 5.000               0.00        0.01         0.02       0.00     0.08        0.08      0.09      0.30       0.07        0.66
5.001 - 5.500               0.00        0.00         0.06       0.03     0.17        0.31      0.61      1.15       0.40        2.81
5.501 - 6.000               0.00        0.00         0.05       0.07     0.09        0.58      1.56      4.60       1.39        8.55
6.001 - 6.500               0.00        0.00         0.05       0.16     0.54        0.75      1.01      8.03       2.52       13.67
6.501 - 7.000               0.00        0.01         0.05       0.00     0.26        0.71      1.69     13.30       4.18       21.29
7.001 - 7.500               0.00        0.00         0.00       0.03     0.12        0.35      1.46      6.01       4.01       13.14
7.501 - 8.000               0.00        0.00         0.01       0.07     0.21        0.33      0.92      5.00       4.02       12.96
8.001 - 8.500               0.00        0.02         0.02       0.08     0.03        0.19      0.67      2.02       3.45        7.48
8.501 - 9.000               0.00        0.00         0.02       0.06     0.05        0.36      0.63      1.57       2.32        6.39
9.001 - 9.500               0.00        0.00         0.00       0.00     0.16        0.12      0.42      0.85       1.54        3.56
9.501 - 10.000              0.00        0.00         0.02       0.02     0.04        0.10      0.45      0.98       1.49        4.01
10.001 - 10.500             0.00        0.00         0.00       0.03     0.08        0.04      0.34      0.61       0.75        2.36
10.501 - 11.000             0.00        0.00         0.00       0.00     0.06        0.14      0.30      0.21       0.38        1.73
11.001 - 11.500             0.00        0.00         0.00       0.00     0.02        0.01      0.07      0.15       0.10        0.79
TOTAL                       0.00        0.04         0.31       0.57     1.90        4.13     10.27     44.86      26.70      100.00
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